Exhibit 99.1

Unlocking Life Changing Therapies September 2025 C O R PO R AT E O VER VI E W

©2025 Relmada - All rights reserved Disclosures 2 The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward - looking statements made by us or on our behalf . This press release contains statements which constitute “forward - looking statements” within the meaning of Section 27 A of the Securities Act of 1933 and Section 21 E of the Securities Exchange Act of 1934 . Any statement that is not historical in nature is a forward - looking statement and may be identified by the use of words and phrases such as “if”, “may”, “expects”, “anticipates”, “believes”, “will”, “will likely result”, “will continue”, “plans to”, “potential”, “promising”, and similar expressions . These statements are based on management’s current expectations and beliefs and are subject to a number of risks, uncertainties and assumptions that could cause actual results to differ materially from those described in the forward - looking statements, including potential for Phase 2 NDV - 01 data to continue to deliver positive results supporting further development, potential for clinical trials to deliver statistically and/or clinically significant evidence of efficacy and/or safety, failure of top - line results to accurately reflect the complete results of the trial, failure of planned or ongoing preclinical and clinical studies to demonstrate expected results, potential failure to secure FDA agreement on the regulatory path for sepranolone, and NDV - 01 , or that future sepranolone, or NDV - 01 clinical results will be acceptable to the FDA, failure to secure adequate sepranolone, or NDV - 01 drug supply, and the other risk factors described under the heading “Risk Factors” set forth in the Company’s reports filed with the SEC from time to time . No forward - looking statement can be guaranteed, and actual results may differ materially from those projected . Relmada undertakes no obligation to publicly update any forward - looking statement, whether as a result of new information, future events, or otherwise . Readers are cautioned that it is not possible to predict or identify all the risks, uncertainties and other factors that may affect future results and that the risks described herein should not be a complete list .

©2025 Relmada - All rights reserved Innovative pipeline of potential high - value assets 3 Focused on programs with positive proof - of - concept data Status / potential next steps Potential populations Phase 3 Phase 2 Phase 1 Candidate / indication Q4 2025: 9 Month data Q1 2026: 12 Month data H2 2025: FDA interaction and product supply scale up 1H 2026: Initiate Phase 3 study 68K new US patients with NMIBC 2 NMIBC US prevalence: 600K patients 3 NDV - 01 1 Non - muscle invasive bladder cancer (NMIBC) Q4 2025: Prep for next studies, including manufacturing H1 2026: Initiate Phase 2b study WW prevalence: 350K to 400K patients 4 Sepranolone Prader - Willi Syndrome (PWS) YE 2025: Identify next opportunity Including TS, Essential Tremor, OCD and other compulsivity - related indications Sepranolone Other indications 1. NDV - 01: A sustained - release intravesical formulation of gemcitabine/docetaxel (Gem/Doce); 2. Holzbeierlein et al. (“Diagnosis and Treatment of Non - Muscle Invasive Bladder Cancer: AUA/SUO Guideline: 2024 Amendment”); 3. Markets, Research And. “Non - muscle Invasive Bladder Cancer (NMIBC) Epidemiology Forecasts to 2034.” GlobeNewswire News Room , 25 Jan. 2024; 4. Scheimann, Ann O. “Prader - Willi syndrome: Clinical features and diagnosis.” UpToDate , edited by Mitchell E Geffner et al., 6 Feb. 2023. NMIBC: Non muscle invasive bladder cancer; WW: Worldwide; TS: Tourette Syndrome; OCD: Obsessive - Compulsive Disorder

©2025 Relmada - All rights reserved 4 NDV - 01 A sustained - release intravesical formulation of gemcitabine/docetaxel (Gem/Doce) for patients with NMIBC, with positive Phase 2a data 1 1. American Urological Association 2025 presentation. Relmada press release and Investor Event April 28, 2025 NMIBC: Non - Muscle Invasive Bladder. The graphic is for artistic purposes only, not a factual representation

©2025 Relmada - All rights reserved Our focus: non - muscle invasive bladder cancer (NMIBC) 5 25% of new cases Muscle - invasive 75% of new cases Non - muscle invasive 1. SEER Cancer Stat Facts: Bladder Cancer. National Cancer Institute. Bethesda, MD, https://seer.cancer.gov/statfacts/html/urinb.htm l ; 2. Białek, Łukasz. “EORTC Bladder Cancer Recurrence and Progression Calculator.” Omni Calculator, 1 Aug. 2024, www.omnicalculator.com/health/eortc - bladder - cancer ; 3. Ma J, Roumiguie M, Hayashi T, Kohada Y, Zlotta AR, Lévy S, Matsumoto T, Sano T, Black PC. Long - term Recurrence Rates of Low - risk Non - muscle - invasive Bladder Cancer - How Long Is Cystoscopic Surveillance Necessary? Eur Urol Focus. 2024 Jan;10(1):189 - 196. ; 4. CG ONCOLOGY, INC. (2025, April 23). NMIBC | MIBC | Mechanism of Action of CG0070 | CG Oncology. CG Oncology |. https://cgoncology.com/science/#:~:text=4,patients%20with%20newly%20diagnosed%20disease .; 5. enGene. (2025, September). Corporate Presentation September 2025 [Slide show]. https://www.sec.gov/Archives/edgar/data/1980845/000095017025112674/engn - ex99_1.pdf ; 6. NASS Database Documentation. (n.d.). https:// www.hcup - us.ahrq.gov/db/nation/nass/nassdbdocumentation.jsp High incidence 1 4.2% of all new cancer cases in the US Strong recurrence 2,3 ~15% - 61% of high - risk patients recur within one year High - risk population 4 74% of patients >65 y/o 73 y/o median age High cost Complex treatment pathways $6.5B total annual cost (U.S.) 5 NMIBC • Papillary tumors: non - invasive projections from the bladder surface • Carcinoma in situ (CIS): flat, aggressive cancer that is often unresectable MIBC • Tumors have invaded bladder muscle with or without lymph node involvement • Tumors may have spread to nearby organs but are not growing into the pelvic or abdominal wall

©2025 Relmada - All rights reserved NMIBC opportunity 1 6 Supply issues for prior BCG - standard and gaps in care driving NMIBC innovation New bladder cancer cases 2 70 - 96% 5 - year overall survival, 6% with advanced disease 3 NMIBC cancer cases (75 - 80% of bladder cancers) 4, 6 50 - 80% recurrence rate (over five years) 5 US prevalence of Bladder Cancer 1 (Overall Bladder Cancer) Intermediate - risk and high - risk have increased risk of recurrence and progression (Intermediate - risk represents 45% 6, 7 and high - risk represents 35% 7 of NMIBC cases) ~ 68,000 ~85,000 ~744,000 ~ 54,400 1. Bladder Cancer | Cancer Types | AACR . (2025, May 19). American Association for Cancer Research (AACR). https:// www.aacr.org/patients - caregivers/cancer/bladder - cancer/#:~:text=Bladder%20cancer%20is%20one%20of,with%20this%20type%20of%20cancer ; 2. The American Cancer Society medical and editorial content team. “Key Statistics for Bladder Cancer.” American Cancer Society, www.cancer.org/cancer/types/bladder - cancer/about/key - statistics.html; 3. American Urological Association 2025 presentation. Relmada press release and Investor Event April 28, 2025; 4. Holzbeierlein et al. (“Diagnosis and Treatment of Non - Muscle Invasive Bladder Cancer: AUA/SUO Guideline: 2024 Amendment”); 5. Białek, Łukasz. “EORTC Bladder Cancer Recurrence and Progression Calculator.” Omni Calculator, 1 Aug. 2024, www.omnicalculator.com/health/eortc - bladder - cancer; 6. Seo, Munseok, and James R. Langabeer II. “Demographic and Survivorship Disparities in Non – muscle - invasive Bladder Cancer in the United States.” Journal of Preventive Medicine and Public Health, vol. 51, no. 5, Aug. 2018, pp. 242 – 47; 7. Nielsen, Matthew E., et al. “Trends in Stage-specific Incidence Rates for Urothelial Carcinoma of the Bladder in the United States: 1988 to 2006.” Cancer , vol. 120, no. 1, Oct. 2013, pp. 86 – 95, doi:10.1002/cncr.28397. NMIBC: Non - Muscle Invasive Bladder; BCG: Bacillus Calmette - Guérin

©2025 Relmada - All rights reserved Risk of recurrence (50 - 80%) Supply issues Complex handling requirements (BCG TICE®, Adstilaradin, Anktiva, Cretostimogene) Emerging dataset (NDV - 01, INLEXZO , ZUSDURI ) Complications (>15%) OR procedure under anesthesia Patient burden Risk of recurrence Risk of immune - mediated or systemic side effects (KEYTRUDA®, sasanlimab) Intravesical chemotherapy Overview of NMIBC treatment landscape 7 Systemic treatment Approved and emerging treatments BCG / immunotherapy TURBT surgery Relmada internal market research, 2025. NMIBC : Non - muscle - Invasive Bladder Cancer; TURBT: Transurethral resection of bladder tumor; BCG: Bacillus Calmette - Guérin

©2025 Relmada - All rights reserved NMIBC patient care journey 8 Treatment begins with TURBT (transurethral resection of bladder tumor) surgery to stage, risk - stratify, and treat patients. Following surgery, patients with HR - NMIBC typically receive intravesical BCG as adjunctive treatment Physicians diagnose suspected cases of bladder cancer using cystoscopy and cytology. (Most common presenting symptom is blood in urine.) For patients with recurrent disease, repeat TURBT +/ - alternative intravesical treatments are used, including chemotherapies such as Gem/Doce Regular cystoscopies and urine cytology (up to every 3 months) are used to monitor patients and assess for recurrence 1 2 3 4 5 Based on AUA/SUO Practice Guidelines, 2024 (Event April 28, 2025 (Holzbeierlein et al. (“Diagnosis and Treatment of Non - Muscle Invasive Bladder Cancer: AUA/SUO Guideline: 2024 Amendment”). HR: High Risk; NMIBC: Non - Muscle Invasive Bladder; BCG: Bacillus Calmette Guérin; TURBT: Trans Urethral Resection of Bladder Tumor; Gem/Doce : Gemcitabine plus Docetaxel

©2025 Relmada - All rights reserved The burden of recurrences and TURBT is high 9 Recurrence frequency for IR NMIBC patients 1 : ~ 1/ year 1 • 5 - year risk of initial recurrence: 54.4%. After initial recurrence (n=137), 60.1% of patients had a second recurrence by 2 years • After 2nd recurrence (n=70), 51.5% of patients had a 3rd recurrence by 3 years 1 Increased risk of progression with more recurrences 1 • The 5 - year risk of progression: 9.5%, 21.9%, and 37.9% for patients with 1, 2, and 3+ recurrences, respectively Recurrences typically require TURBT Invasive OR procedure with anesthesia • Complication rate = > 15% 2 • Grade 3/4 complication rate = 9.4% 3 • Readmission rate = 5% 4 • Procedural Cost = $8,000 - $10,000 5 • Worsening mental health, physical health and lower urinary tract symptom scores 1. Sharma, V., Chamie, K., Schoenberg, M., Lee, V. S., Fero, K., Lec, P., Munneke, J. R., Aaronson, D. S., Kushi, L. H., Quesenberry, C. P., Tang, L., & Kwan, M. L. (2022). Natural history of multiple recurrences in Intermediate - Risk Non - Muscle Invasive Bladder Cancer: Lessons from a prospective cohort. Urology, 173, 134 – 141. https://doi.org/10.1016/j.urology.2022.12.009 ; 2. Pattou, M., Ochoa, A., Goujon, A., Verine, J., Meyer, F., Bebane, S., Gaudez, F., Meria, P., Desgrandchamps, F., Mongiat - Artus, P., & Masson - Lecomte, A. (2025). Outpatient Transurethral Resections of Bladder Tumours: Insights from the Largest Cohort to Date. Urologia Internationalis, 1 – 13. https://doi.org/10.1159/000543979 ; 3. Bansal, A., Sankhwar, S., Goel, A., Kumar, M., Purkait, B., & Aeron, R. (2016). Grading of complications of transurethral resection of bladder tumor using Clavien – Dindo classification system. Indian Journal of Urology, 32(3), 232. https://doi.org/10.4103/0970 - 1591.185104 ; 4. Jindal, T., Sarwal, A., Jain, P., Koju, R., & Mukherjee, S. (2022). A retrospective analysis of the factors associated with increased risk of readmission within 30 days after primary transurethral resection of bladder tumor. Current Urology, 17(4), 257 – 261. https://doi.org/10.1097/cu9.0000000000000160 ; 5. MediGence. (n.d.). Trans Urethral Resection of Bladder Tumor (TURBT) cost worldwide - Compare prices. https://medigence.com/hospitals/urology/trans - urethra l - resection - of - bladder - tumor...

©2025 Relmada - All rights reserved Gem/Doce combination stands out in Urology Times survey 1 10 What is your preferred treatment for patients with BCG - unresponsive NMIBC? When selecting intravesical therapy after BCG - unresponsive NMIBC, which agent do you most commonly use? 1. Derived from Urology Times: Survey on Treatment Patterns and Preferences in Non – Muscle Invasive Bladder Cancer, June 2025, based on responses from 42 practicing physicians (Saylor, Benjamin P. “Survey: New NMIBC Treatments Face Slow Uptake.” Urology Times , 17 July 2025, www.urologytimes.com/view/survey - new - nmibc - treatments - face - slow - uptake.) Clinical trial Nogapendekin alfa inbakicept (ANKTIVA®) Pembrolizumab (KEYTRUDA®) Intravesical chemotherapy Mitomycin - C Nogapendekin alfa inbakicept Nadofaragene Firadenovec (ADSTILADRIN®) Gemcitabine plus docetaxel (Gem/Doce) Gemcitabine Nadofaragene firadenovec (ADSTILADRIN®) 0% 20% 40% 60% 80% 100% (ANKTIVA®) 0% 20% 40% 60% 80% 100%

©2025 Relmada - All rights reserved Gem/Doce combination has been embraced by the urologic oncology community 11 Effective salvage treatment for patients who have failed or are intolerant to BCG with reported 2 - year RFS ~50% 1, 2, 3 Gem/Doce is an effective alternative first - line agent in high - risk BCG naïve patients with 2 - year RFS of 82% 4 Gem/Doce use expanding into intermediate - risk and low - grade tumors with reported 2 - year RFS of 70 - 80% 5, 6 Gem/Doce avoids/delays radical cystectomy 7, 8 Large ongoing cooperative “BRIDGE” study (n=870) evaluating Gem/Doce combination v. BCG (NCT05538663) 1. Steinberg RL, Thomas LJ, Brooks N, et al. Multi - Institution Evaluation of Sequential Gemcitabine/Docetaxel as Rescue Therapy for NMIBC. J Urol. 2020; 2. Garneau CA, Marcotte N, Lacombe L, et al. Salvage therapy for BCG failure with intravesical sequential Gem/Doce in patients with recurrent NMIBC. Can Urol Assoc J J Assoc Urol Can. 2024; 3. Yim K, Melnick K, Mott SL, et al. Sequential intravesical gemcitabine/docetaxel provides a durable remission in recurrent high - risk NMIBC following BCG therapy. Urol Oncol. 2023; 4. McElree IM, Steinberg RL, Martin AC, et al. Sequential Intravesical gemcitabine/docetaxel for BCG - Naïve High - Risk NMIBC. J Urol. 2022; 5. McElree IM, Orzel J, Stubbee R, et al. Sequential intravesical gemcitabine/docetaxel for treatment - naïve and previously treated intermediate - risk NMIBC. Urol Oncol. 2023; 6. Tan WS, McElree IM, Davaro F, et al. Sequential Intravesical Gemcitabine/Docetaxel is an Alternative to BCG for the Treatment of Intermediate - risk NMIBC. Eur Urol Oncol. 2023; 7. Chevuru PT, McElree IM, Mott SL, Steinberg RL, O’Donnell MA, Packiam VT. Long - term follow - up of sequential intravesical gemcitabine and docetaxel salvage therapy for NMIBC. Urol Oncol. 2023; 8. Narayan VM, Boorjian SA, Alemozaffar M, et al. Efficacy of Intravesical Nadofaragene Firadenovec for Patients With BCG - Unresponsive NMIBC: 5 - Year Follow - Up From a Phase 3 Trial. J Urol. 2024. RFS: Relapse Free Survival; BCG: Bacillus Calmette - Guérin; NMIBC: Non - muscle - Invasive Bladder Cancer; Gem/Doce : Gemcitabine plus Docetaxel

©2025 Relmada - All rights reserved Conventional Gem/Doce intravesical therapy for NMIBC 12 4 - hour total procedure time ~ 5 minutes for NDV - 01 Requires specialized pharmacy preparation NDV - 01 comes ready for use in pre - filled plastic syringes First administration Preparation by specialized pharmacy ~90 - 120 min dwell time Second administration ~90 - 120 min dwell time Complication rates for Conventional Therapy BCG 1,2,6 cystitis, urinary frequency < 1/hr (24% - 82%), hematuria (23 - 74%), dysuria (50 - 70%), bladder contracture, bladder ulcerations, systemic infection ~7 – 20% of patients are forced to discontinue BCG therapy due to the severity of their lower urinary tract symptoms (LUTS) MMC/Gemcitabine 3,4,5 Hematuria, frequency, chemical cystitis 1. U.S. Food and Drug Administration & Center For Biologics Evaluation And Research. (2018, February 21). TICE BCG. U.S. Food And Drug Administration. https://www.fda.gov/vaccines - blood - biologics/vaccines/tice - bcg ; 2. Liu, Y., Lu, J., Huang, Y., & Ma, L. (2019). Clinical spectrum of complications induced by intravesical immunotherapy of bacillus Calmette - Guérin for bladder cancer. Journal of Oncology, 2019, 1 – 11. https://doi.org/10.1155/2019/6230409 ; 3. UroGen Pharma. (2025). HIGHLIGHTS OF PRESCRIBING INFORMATION [Press release]. https://www.accessdata.fda.gov/drugsatfda_docs/label/2025/215793s000lbl.pdf ; 4. Janssen Biotech, Inc. (2025). HIGHLIGHTS OF PRESCRIBING INFORMATION [Press release]. https://www.accessdata.fda.gov/drugsatfda_docs/label/2025/219683s000lbl.pdf ; 5. Li, R., Li, Y., Song, J., Gao, K., Chen, K., Yang, X., Ding, Y., Ma, X., Wang, Y., Li, W., Wang, Y., Wang, Z., & Dong, Z. (n.d.). Intravesical gemcitabine versus mitomycin for non - muscle invasive bladder cancer: A systematic review and meta - analysis of randomized controlled trial. BMC Urology. https://doi.org/10.1186/s12894 - 020 - 00610 - 9 ; 6. Bourlotos, G., Baigent, W., Hong, M., Plagakis, S., & Grundy, L. (2024). BCG induced lower urinary tract symptoms during treatment for NMIBC — Mechanisms and management strategies. Frontiers in Neuroscience, 17. https://doi.org/10.3389/fnins.2023.1327053 ; NMIBC : Non - Muscle Invasive Bladder; BCG: Bacillus Calmette Guérin; LUTS: Lower Urinary Tract Symptoms; MMC: Mitomycin - C; HRQoL: Health - Related Quality of Life; Gem/Doce : Gemcitabine plus Docetaxel 30 - 60 Minute Break

©2025 Relmada - All rights reserved Targeted intravesical therapy 13 Diffusion through pores Diffusion through the polymer Osmotic pumping Erosion Bladder - targeted solid matrix enables prolonged tumor exposure to the cytotoxic drug combination via multiple delivery modalities

©2025 Relmada - All rights reserved NDV - 01 In - vitro drug concentrations show continuous & optimized drug release in the bladder 14 In - vitro profiles demonstrate stable and predictable drug levels, minimizing peaks and troughs associated with systemic side effects. Controlled drug exposure can potentially enhance anti - tumor activity while reducing the frequency of administration, enabling biweekly dosing. 100 90 80 70 60 50 40 30 20 10 0 0 20 40 60 80 100 120 Time (hours) 140 160 180 200 Release, % Gemcitabine Release % Docetaxel Release % 0 5 10 15 20 25 30 0 500 1000 1500 2000 2500 3000 0 20 40 60 80 100 120 140 160 180 200 Time (hours) Docetaxel Gemcitabine Gem, µg/ml DCTX, µg/ml NDV - 01 Gem/Doce concentration over time NDV - 01 cumulative release profile Experimental overview: 12g NDV - 01 with 10% gemcitabine, 0.25% docetaxel formulation was instilled into 10ml artificial urine (AUF) and kept in an orbital shaker incubator at 370C, 20 rpm. The AUF sample was withdrawn twice a day and replaced by fresh AUF. The drugs concertation in the UAF was quantitatively determined by HPLC

©2025 Relmada - All rights reserved NDV - 01 Competitive advantages 15 Based on an existing effective treatment Gem/Doce, an existing, effective and well understood treatment for NMIBC, is frequently used by urologists Ready for use NDV - 01 is supplied as prefilled syringe ready for use, easily instilled manually in < 5 minutes Sustained release NDV - 01 releases Gem/Doce inside the bladder continuously for 10 days , resulting in sustained tumor exposure and meaningful improvement in patient outcome Safely excreted NDV - 01 polymer biodegradable, gradually disintegrates, and is safely excreted via the urine NDV - 01 is an investigational intravesical therapy designed for the extended release of gemcitabine and docetaxel (Gem/Doce) Convenience Patient is treated in doctors' office Relmada internal market research 2025. NMIBC: Non - muscle - Invasive Bladder Cancer; Gem/Doce : Gemcitabine plus Docetaxel

©2025 Relmada - All rights reserved 16 Study TRCG - 011 high - risk NMIBC patients An open - label, single - arm, single - center study to evaluate safety and efficacy of NDV - 01 in HR NMIBC patients (NCT06663137) American Urological Association 2025 presentation. Relmada press release and Investor Event April 28, 2025. HR: High Risk; NMIBC: Non muscle invasive bladder cancer

©2025 Relmada - All rights reserved Inclusion criteria Purpose Primary endpoint Secondary endpoint Exploratory Study design 17 N=70 High - risk NMIBC • High - risk disease with CIS/Tis, Ta, T 1 tumors 1, 2 • BCG naïve, BCG - unresponsive, intolerant and experienced patients Evaluate the potential of NDV - 01 as a safe and effective treatment for patients with high - risk NMIBC • Safety • CRR at 12 months • DOR • EFS • PK ONGOING TRCG - 011 STUDY Follow up Urinary cytology Cystoscopy Upper tract imaging TURBT or bladder biopsy if necessary Intravesical NDV - 01 Induction 6 biweekly instillations Maintenance Monthly instillations 1. The American Cancer Society. Bladder Cancer Stages. American Cancer Society, 12, Mar, 2024. https:// www.cancer.org/cancer/types/bladder - cancer/detection - diagnosis - staging/staging.html; 2. Holzbeierlein, Jeffrey M., et al. “Diagnosis and Treatment of Non - Muscle Invasive Bladder Cancer: AUA/SUO Guideline: 2024 Amendment.” The Journal of Urology, vol. 211, no. 4, Jan. 2024, pp. 533 – 38, doi:10.1097/ju.0000000000003846. CIS : Carcinoma In Situ; Ta : Noninvasive papillary carcinoma; TI: Tumor invades lamina propria; CRR: Complete Response Rate; DOR: Duration of Response. EFS: Event Free Survival; PK: Pharmacokinetics; TURBT: Transurethral resection of bladder tumor

©2025 Relmada - All rights reserved ONGOING TRCG - 011 STUDY Demographic data 18 American Urological Association 2025 presentation. Relmada press release and Investor Event April 28, 2025. % N=29 Characteristics Age 73 (54 - 93) yr Median (range) Sex 83% 24 Male 17% 5 Female BCG doses 7 (0 - 18) Median BCG doses (range) BCG - status 41% 12 BCG - naive 14% 4 BCG - exposed 45% 13 BCG - unresponsive Stage 10% 3 CIS 14% 4 CIS + Ta/T1 62% 18 Ta HG 14% 4 T1 HG

©2025 Relmada - All rights reserved ONGOING TRCG - 011 STUDY Efficacy and tolerability 19 1. Includes 2 patients with CR after re - induction. 4 subjects underwent re - induction due to non - CR at 3 months, of which 3 had a 6 - month assessment (1 pending). Of these 3 subjects, 2 had a 6 - month CR (66% CR rate after re - induction) % n/N Complete response 91% 21/23 Anytime 83% 19/23 3 - month 90% 19/21 1 6 - month • One subject has reached the 9 - month assessment and had a Complete Response • No patient had progression to muscle - invasive disease • No patient underwent a radical cystectomy • No patient had >= Grade 3 TRAE • No patients discontinued treatment due to AEs

©2025 Relmada - All rights reserved Demonstrated durable response over time 20 ONGOING TRCG - 011 STUDY Pending Pending Pending Pending Consented 3 months 6 months 9 months CR : Complete response 91% Anytime CR rate 83% 3 - month CR rate 90% 6 - month CR rate CR Non - CR Re - induced Ongoing Withdrew consent Patient # 015 002 003 007 009 010 011 013 014 020 022 023 024 025 027 028 019 004 021 005 001 029 018 030 032 033 034 035

©2025 Relmada - All rights reserved NDV - 01 compared 21 American Urological Association 2025 presentation. Relmada press release and Investor Event April 28, 2025. 1. “TAR - 200 - General Overview.” J&J Medical Connect , 21 July 2025, www.jnjmedicalconnect.com/products/tar - 200/medical - content/tar - 200 - general - overview. NMIBC: Non - muscle - Invasive Bladder Cancer ZUSDURI INLEXZO NDV - 01 Product / product profile UroGen Johnson & Johnson Relmada Sponsor Mitomycin C Gemcitabine Gemcitabine/docetaxel (Gem/Doce) Active Agent Low grade, intermediate risk High Risk High - risk or intermediate - risk NMIBC subtype FDA approved FDA approved Phase 2 Phase Reverse - thermal hydrogel Indwelling silicone delivery system Sustained - release hydrogel Dosing Format In - office dosing kit requires in - office reconstitution under chilled conditions Catheter - based insertion; cystoscopic removal Pre - filled syringe ready for intravesical delivery Presentation No Yes, via cystoscope 1 No Requires device removal? $120,000 $690,000 NA Yearly costs

©2025 Relmada - All rights reserved Expecting to advance NDV - 01 towards registration - track studies in H1 2026 22 Phase 2 data update Results from 9 - month follow - up FDA engagement Including planned FDA interactions and manufacturing Initiate Phase 3 study Target population to be confirmed through FDA discussions Phase 2 data update Results from 12 - month follow - up Q4 2025 Q1 2026 H1 2026

©2025 Relmada - All rights reserved Sepranolone A novel candidate, with potential to overcome the challenges of current therapies for compulsivity disorders

©2025 Relmada - All rights reserved Sepranolone has the potential to normalize GABA A receptor activity 24 GABA ( Υ - aminobutyric acid) is the primary neurotransmitter, involved in anxiety and compulsive disorders Allopregnanolone (ALLO) typically enhances GABA A calming effects In some individuals, ALLO exacerbates anxiety and compulsivity Sepranolone normalizes GABA A receptor activity without interfering in GABA signaling GABA A : Υ - aminobutyric acid type A; ALLO: Allopregnanolone

©2025 Relmada - All rights reserved OCD is characterized by intrusive, unwanted thoughts (obsessions) and repetitive behaviors (compulsions) US prevalence 8.2M people 4 Neurological disorder characterized by repetitive, involuntary tics, with childhood onset US prevalence 350 - 450K children 3 Neurological disorder that causes involuntary, rhythmic shaking. Primarily notice during voluntary movements US prevalence 6.4 MM people 2 Genetic disorder often defined by persistent hunger and overeating Global prevalence 350 - 400K people 1 Positive Phase 2 data and unique MOA give sepranolone broad potential 25 Prader - Willi Syndrome Essential Tremors Tourette Syndrome Obsessive - Compulsive Disorder and related disorders 1. Scheimann, Ann O. “Prader - Willi syndrome: Clinical features and diagnosis.” UpToDate, edited by Mitchell E Geffner et al., 6 Feb. 2023, www.uptodate.com/contents/prader - willi - syndrome - clinical - features - and - diagnosis#H12; 2. Crawford, Stephen, et al. “How Many Adults in the US Have Essential Tremor? Using Data From Epidemiological Studies to Derive Age - specific Estimates of Prevalence (4458).” Neurology , vol. 94, no. 15_supplement, Apr. 2020, doi:10.1212/wnl.94.15_supplement.4458; 3. Tinker, Sarah C., et al. “Estimating the Number of People With Tourette Syndrome and Persistent Tic Disorder in the United States.” Psychiatry Research , vol. 314, June 2022, p. 114684, doi:10.1016/j.psychres.2022.114684; 4. International OCD Foundation. “International OCD Foundation | Who Gets OCD?” International OCD Foundation, 16 Dec. 2024, iocdf.org/about - ocd/who - gets - ocd. PWS: Prader - Willi syndrome; ET: Essential Tremor; OCD: Obsessive Compulsive Disorder

©2025 Relmada - All rights reserved Expecting to advance sepranolone towards Phase 2 studies in Prader - Willi Syndrome in H1 2026 26 Phase 2 PWS preparations Including planned FDA interactions and further development of product supply Initiation of Pilot Phase 2 study in Prader - Willi Syndrome Focus on evaluating early proof - of - concept PWS: Prader - Willi syndrome Q4 2025 H1 2026

©2025 Relmada - All rights reserved 27 Corporate summary

©2025 Relmada - All rights reserved Financial overview 28 Common shares outstanding (45.1 million as converted) Cash, cash equivalents & short - term investments As of June 30, 2025 No outstanding debt $20.6 million ~33.2 million Unlevered balance sheet

©2025 Relmada - All rights reserved NDV - 01 and sepranolone poised to make important progress in 2025 - 2026 29 Q4 2025 H1 2026 NDV - 01 Sepranolone NDV - 01 Sepranolone Planned FDA interactions, manufacturing build - out Planned FDA interactions, product supply expansion Initiate registration - track study Initiate pilot PWS study PWS: Prader - Willi syndrome

Thank you!

Appendix

©2025 Relmada - All rights reserved Sepranolone has the potential to normalize GABA A receptor activity 32 GABA PAM https://asarinapharma.com/sepranolone/how - does - sepranolone - work/